                         ADVISER CLASS PROSPECTUS

[LOGO OF MAS FUNDS]


                               NOVEMBER 17, 2000

Client Services: 1-800-354-8185    Prices and Investment Results: 1-800-522-1525


MAS Funds (the "Fund") is a no-load mutual fund consisting of 29 different investment portfolios, 1 of which is described in this prospectus. Miller Anderson & Sherrerd, LLP (the "Adviser"), a division of Morgan Stanley Dean Witter Investment Management, is the Fund's investment adviser. This prospectus offers Adviser Class Shares of the following portfolio (the "Portfolio"):


                                SMALL CAP GROWTH


INVESTMENT ADVISER

MILLER ANDERSON & SHERRERD, LLP

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


   MORGAN STANLEY DEAN WITTER
   --------------------------
---  INVESTMENT MANAGEMENT    -------------- ONE TOWER BRIDGE
                                           . WEST CONSHOHOCKEN, PA 19428 ---

 TABLE OF CONTENTS

INVESTMENT SUMMARY..........................................................   1

 SMALL CAP GROWTH...........................................................   2

FEES AND EXPENSES OF THE PORTFOLIO..........................................   3

INVESTMENT STRATEGIES AND RELATED RISKS.....................................   4

PURCHASING SHARES...........................................................   5

REDEEMING SHARES............................................................   6

VALUATION OF SHARES.........................................................   7

GENERAL SHAREHOLDER INFORMATION.............................................   7

FUND MANAGEMENT.............................................................   8

DISTRIBUTION PLAN...........................................................   9

FINANCIAL HIGHLIGHTS........................................................  10

   INVESTOR SUITABILITY
 INVESTMENT SUMMARY

This section explains the Portfolio's:

[_]Investment Objective
[_]Principal Investment Strategy
[_]Principal Risks

[_] The Portfolio may be suitable for long-term investors who can accept the risks of investing in the stock market.

[_] The Portfolio is designed principally for investment by fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others.

[_] While the Portfolio considers whether its securities transactions will generate distributions taxable at capital gain or ordinary income rates, minimizing such taxes is not a principal investment strategy.

 SMALL CAP GROWTH PORTFOLIO

Objective

 The Small Cap Growth Portfolio seeks long-term capital growth.

GENERALLY AT LEAST 65% OF TOTAL PORTFOLIO ASSETS INVESTED IN COMMON STOCKS OF SMALL CAP COMPANIES
--------------------------------------------------------------------------------
EQUITY CAPITALIZATION RANGE: $250 MILLION TO $2.5 BILLION
--------------------------------------------------------------------------------
FOCUS ON GROWTH SECURITIES
--------------------------------------------------------------------------------

BENCHMARK:      RUSSELL 2000 INDEX
----------------------------------
TICKER SYMBOL:  MCPAX
----------------------------------
CUSIP NO.:      552-913-188

PORTFOLIO MANAGERS

ARDEN C. ARMSTRONG, DAVID P. CHU AND STEVEN B. CHULIK


Approach

The Portfolio invests primarily in common stocks of companies with capitalizations in the range of companies included in the Russell 2000 Index. The Adviser focuses on companies that demonstrate one or more of the following characteristics: high earnings growth rates, growth stability, rising profitability and the ability to produce earnings that consistently beat market expectations. The Portfolio may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. The Portfolio may invest, to a limited extent, in foreign equity securities.

Process

The Adviser uses a quantitative screen to sort stocks based on proprietary revisions to analysts' earnings predictions. The Adviser then researches those companies with the most attractive earnings revisions, and evaluates their market valuations to eliminate the most overvalued stocks. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser follows a strict sell discipline, selling stocks when their earnings revision scores fall to unacceptable levels, when research reveals unfavorable trends or when their market valuations exceed levels that are reasonable in relation to their growth prospects.

Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in small companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Some market conditions may favor growth stocks or stocks of small companies, while other conditions may favor value stocks or stocks of larger companies.

The Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. Recent market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. A significant portion of the Portfolio's performance to date is related to its investment in IPOs. However, the Adviser cannot guarantee continued access to IPOs, or the Portfolio's ability to profit from them.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [GRAPH]

                          SMALL CAP GROWTH PORTFOLIO
                     Commenced operations on June 30, 1998

                               1999     313.91%

                       HIGH (QUARTER)     LOW (QUARTER)
                      ----------------------------------

               Quarter Ended 12/31/99     Quarter Ended 09/30/98*
                       69.51%                    -14.30%



AVERAGE ANNUAL TOTAL RETURN (as of 12/31/99)

                                    SMALL CAP                                     RUSSELL 2000
                                 GROWTH PORTFOLIO                                    INDEX
----------------------------------------------------------------------------------------------
ONE YEAR                              313.91                                         21.26
----------------------------------------------------------------------------------------------
SINCE INCEPTION
6/30/98                               209.56                                          8.22

The bar chart and table above show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Adviser Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.
* In light of the relatively short life of the Portfolio and its performance during the last calendar year, the low quarter disclosed is from a prior period.

 The Securities and Exchange Commission (the "Commission") requires all funds to disclose in the table to the right the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio does not charge any sales loads or other fees when you purchase or redeem shares.

EXAMPLE

 The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Because the Portfolio has been in operation for 6 months or less, the example is limited to 3 years. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.


 FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL
PORTFOLIO
OPERATING
EXPENSES
(expenses that
are
deducted from Portfolio
assets)

                                                                  TOTAL
                                                               ANNUAL FUND
                              MANAGEMENT DISTRIBUTION  OTHER    OPERATING
                                 FEES    (12B-1) FEES EXPENSES  EXPENSES
--------------------------------------------------------------------------

  SMALL CAP GROWTH PORTFOLIO    1.000%      0.25%     0.130%*   1.380%**
--------------------------------------------------------------------------

 Total Annual Fund Operating Expenses reflected in the table above may be higher than the expenses actually deducted from portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
 * Other Expenses are based on estimated amounts for the current year.
** The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total expenses will not exceed 1.40%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.


 This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

                              EXAMPLE
                                      1 YEAR 3 YEARS
  SMALL CAP GROWTH PORTFOLIO           $140   $437
----------------------------------------------------

--------------------------------------------------------------------------------

 INVESTMENT STRATEGIES AND RELATED RISKS
In addition to the principal investment strategies previously described, the Portfolio also may invest in the following as non-principal investment strategies.

EQUITY SECURITIES
Equity securities include preferred stock, convertible securities, ADRs, rights, warrants and shares of investment companies. The Portfolio may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The Portfolio may purchase shares of other investment companies subject to limits imposed by the Investment Company Act of 1940 ("1940 Act") and any other applicable law.

ADRs are U.S.-dollar denominated securities that represent claims to shares of foreign stocks. The Portfolio treats ADRs as U.S. securities for purposes of foreign investment limitations.

IPOS
The Portfolio may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. The Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

DERIVATIVES AND OTHER INVESTMENTS
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser for the Portfolio include futures contracts, options contracts and swaps.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolio may use futures contracts to gain exposure to an entire market (e.g., stock index futures).

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price. The Portfolio may enter into swap transactions which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument.

Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to gain exposure to a market without directly investing in securities traded in that market. Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the 1940 Act. The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

The Portfolio may enter into public or private over-the-counter derivatives transactions with counterparties that meet the Fund's requirements for credit quality and collateral. The Portfolio will not use derivatives to increase its level of risk above the level that could be achieved using only traditional investment securities. The Portfolio will not use derivatives as an indirect way of investing in assets that it cannot, as a matter of policy, invest in directly.

INVESTMENT STRATEGIES AND RELATED RISKS (Continued)
The Portfolio may enter into futures contracts subject to the limitation that it cannot incur obligations to purchase securities under futures and options contracts in excess of 50% of the Portfolio's total assets. It also is subject to the limit that no more than 5% of the Portfolio's total assets at the time of the transaction may be required as margin and option premiums to secure the Portfolio's obligations under future contracts and options thereon entered into for purposes other than bona fide hedging.

The Portfolio may invest in certain derivatives, such as forwards, futures, options and when-issued securities that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. This can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

RISKS OF DERIVATIVES
The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities to which they relate.

TEMPORARY DEFENSIVE INVESTMENTS

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the Statement of Additional Information. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

PORTFOLIO TURNOVER

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Nonetheless, short-term trading activities that result in high turnover rates are not incompatible with a stated objective of long-term capital growth or other long-term goals, and can lead to gains that may increase share value.

PURCHASING SHARES

Adviser Class Shares of the Portfolio are available to clients of the Adviser with combined investments of $500,000 and corporations or other institutions such as trusts, foundations or broker-dealers, who have a contractual arrangement with the Fund or its Distributor and who purchase shares for the accounts of others (Shareholder Organizations).

Adviser Class Shares of the Portfolio may be purchased at the net asset value per share (NAV) next determined after we receive your purchase order.

INITIAL PURCHASE BY MAIL
You may open an account, subject to acceptance by MAS Funds, by completing and signing an Account Registration Form provided by MAS Funds' Client Services Group ("Client Services") and mailing it to MAS Funds c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868 together with a check payable to MAS Funds.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE
You may purchase Adviser Class Shares of the Portfolio by wiring Federal Funds to the Fund's Custodian Bank, The Chase Manhattan Bank (Chase). You should forward a completed Account Registration Form to Client Services in advance of the wire. Notification must be given to Client Services at 1-800-354-8185 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to Chase using the following wire instructions:

            The Chase Manhattan Bank
            1 Chase Manhattan Plaza
            New York, NY 10081
            ABA #021000021
            DDA #910-2-734143
            Attn: MAS Funds Subscription Account
            Ref: (Portfolio Name, Account Number, Account Name)

ADDITIONAL INVESTMENTS
You may make additional investments of Adviser Class Shares (minimum additional investment $1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to MAS Funds) to Client Services at the address noted under Initial Purchase by Mail or by wiring Federal Funds to Chase as outlined above. Notification must be given to Client Services at 1-800-354-8185 prior to the determination of NAV.

OTHER PURCHASE INFORMATION
We may suspend the offering of shares, or any class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. We may waive the minimum initial and additional investment amounts in certain cases.

Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for shares will not be issued unless you request them in writing. Certificates for fractional shares, however, will not be issued.

REDEEMING SHARES

You may redeem shares of the Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. The Portfolio will redeem shares at no charge at the NAV next determined after the request is received in good order. If you redeem shares of the Portfolio through a financial intermediary, you may be charged a transaction-based or other fee by the financial intermediary for its services.

BY MAIL
Requests should be addressed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

To be in good order, redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(c) Any required signature guarantees. Signature guarantees are required for
(1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact Client Services for further details; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling Client Services at 1-800-354-8185 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares.

BY FACSIMILE
Written requests in good order for redemptions, exchanges and transfers may be forwarded to the Fund via facsimile at (610) 940-5284. If you make a request via facsimile, you must call Client Services to ensure that the Fund properly received your instructions. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

We will ordinarily pay redemption proceeds within three business days after receipt of your request. We may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio. You may incur brokerage charges when you sell those securities.


VALUATION OF SHARES


We determine the NAV of the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolio is open for business.

The Portfolio values its securities at market value. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

The NAV of Adviser Class Shares may differ from that of other classes because of class-specific expenses that each class may pay, the distribution fees charged to Adviser Class Shares and the shareholder servicing fees charged to Investment Class Shares.

The Fund is closed for business on weekends and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GENERAL SHAREHOLDER INFORMATION

EXCHANGE PRIVILEGE
You may exchange the Portfolio's Adviser Class Shares for Adviser Class Shares of the Fund's other portfolios based on their respective NAVs. The exchange privilege is only available with respect to portfolios offering Adviser Class Shares that are qualified for sale in your state of residence. We charge no fee for exchanges. You should send exchange requests to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868, or by facsimile with a follow-up phone call. Exchange requests can also be made by telephone, provided the telephone redemption option has been authorized. We reserve the right to change the terms or conditions of the exchange privilege upon sixty days' notice.

Frequent trading by shareholders can disrupt management of the Portfolio and raise its expenses. Therefore, we may not accept any request for an exchange when we think the exchange privilege is being used as a tool for market timing, and we may bar a shareholder who trades excessively from making further purchases for an indefinite period.

TAXES
Income dividends you receive will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolio from U.S. corporations. Capital gain distributions may be taxable at different rates depending on the length of time the Fund holds its assets.

Distributions paid in January but declared by the Portfolio in October, November or December of the previous year are taxable to you in the previous year.

Exchanges and redemptions of shares in the Portfolio are taxable events.

DIVIDENDS AND DISTRIBUTIONS
The Portfolio normally distributes substantially all of its net investment income to shareholders annually.

If any net gains are realized from the sale of underlying securities, the Portfolio normally distributes the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid, you must notify MAS Funds in writing.

FUND MANAGEMENT

ADVISER
The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969. The Adviser is wholly-owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co., and is a division of Morgan Stanley Dean Witter Investment Management ("MSDW"). The Adviser is located at One Tower Bridge, West Conshohocken, PA 19428-0868. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of September 30, 2000, Morgan Stanley Dean Witter Investment Management had in excess of $176 billion in assets under management.

The Adviser makes investment decisions for the Portfolio and places the Portfolio's purchase and sales orders. The Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table below shows the Adviser's annual contractual and actual rates of compensation for the Fund's 1999 fiscal year.

                              CONTRACTUAL       FY 1999
                              COMPENSATION      ACTUAL
                                  RATE     COMPENSATION RATE
------------------------------------------------------------
  SMALL CAP GROWTH PORTFOLIO     1.00%           0.85%
------------------------------------------------------------

* The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the Portfolio to keep Total Operating Expenses from exceeding 1.40%.

PORTFOLIO MANAGERS
A description of the business experience during the past five years for each of the investment professionals who are primarily responsible for the day-to-day management of the Portfolio is as follows:

ARDEN C. ARMSTRONG, Managing Director, MSDW, joined MAS in 1986. She joined the management team for the Mid Cap Growth Portfolio in 1990, the Equity Portfolio in 1994 and the Small Cap Growth Portfolio in 1998.

DAVID P. CHU, Principal, MSDW, joined MAS in 1998. He served as Senior Equity Analyst from 1992 to 1997 and as Co-Portfolio Manager in 1997 for NationsBank and its subsidiary, TradeStreet Investment Associates. He joined the management team for the Mid Cap Growth and Small Cap Growth Portfolios in 1998.

STEVEN B. CHULIK, Vice President, MSDW, joined MAS in 1997. He served as a Quantitative Hedge Fund Analyst at IBJ Schroder Bank and Trust from 1994 to 1995. He attended the Wharton School of the University of Pennsylvania from 1995 to 1997 and received his MBA in 1997. He served as an Equity Analyst at MAS from 1997 to 1999. He joined the management team for the Mid Cap Growth and Small Cap Growth Portfolios in 1999.

DISTRIBUTOR
Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

 DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution for the Portfolio's Adviser Class Shares pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Under the Plan, the Portfolio pays the Distributor a monthly distribution fee at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Adviser Class Shares. The Distributor may keep any or all of this fee as compensation for its services in connection with distributing Adviser Class Shares or providing shareholder or account maintenance services. The Distributor also may use this fee to pay financial intermediaries, plan fiduciaries, and investment professionals, including the Adviser, for providing distribution support services, and/or account maintenance services to shareholders (including, when applicable, any underlying beneficial owners) of Adviser Class Shares.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The following financial highlights table is intended to help you understand the financial performance of the Portfolio for the life of the Portfolio. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Institutional Class Shares of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been extracted from the Fund's financial statements which were audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's September 30, 1999 Annual Report to Shareholders.

 The Adviser Class Shares of the Small Cap Growth Portfolio had not commenced operations as of September 30, 1999, therefore Institutional Class Share information is provided to investors for informational purposes only and should be referred to as a historical guide to a portfolio's operations and expenses. Past performance does not indicate future results.


                              NET GAINS OR               DIVIDEND
         NET ASSET               LOSSES                DISTRIBUTIONS  CAPITAL GAIN                              NET ASSET
          VALUE-      NET     ON SECURITIES TOTAL FROM     (NET      DISTRIBUTIONS                               VALUE-
         BEGINNING INVESTMENT (REALIZED AND INVESTMENT  INVESTMENT   (REALIZED NET      OTHER         TOTAL      END OF    TOTAL
         OF PERIOD   INCOME    UNREALIZED)  ACTIVITIES    INCOME)    CAPITAL GAINS) DISTRIBUTIONS DISTRIBUTIONS  PERIOD   RETURN**
SMALL CAP GROWTH PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 6/30/98)
1999+++    $8.57     ($0.13)     $23.84       $23.71         --            --             --            --       $32.28    276.66%
1998       10.00      (0.01)      (1.42)       (1.43)        --            --             --            --         8.57    (14.30)
         NET ASSETS-  RATIO OF    RATIO OF
           END OF    EXPENSES TO NET INCOME PORTFOLIO
           PERIOD      AVERAGE   TO AVERAGE TURNOVER
         (THOUSANDS) NET ASSETS+ NET ASSETS   RATE
SMALL CAP GROWTH PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 6/30/98)
1999+++    $93,229      1.18%++    (0.50%)     300%
1998         3,004      1.16*++    (0.46)*      67

 NOTES TO THE FINANCIAL HIGHLIGHTS

   * Annualized
  ** Total return figures for partial years are not annualized.
   + For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods. Where listed as N/A, if the expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.

   PORTFOLIO                                1998                                                1999
   Small Cap Growth                         1.15*                                               1.15

  ++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and/or reimbursed expenses totaled the below listed amounts.

                 VOLUNTARILY WAIVED AND/OR REIMBURSED EXPENSES FOR:
   PORTFOLIO       1998          1999
   Small Cap Growth  3.67* 0.15

+++Per share amounts for the year are based on average shares outstanding.

                                 ADVISER CLASS PROSPECTUS

[LOGO OF MAS FUNDS]

                               NOVEMBER 17, 2000

                             TRUSTEES OF THE FUND
                             --------------------


     Thomas L. Bennett, Chairman    Thomas L. Gerrity
     Joseph P. Healey               Joseph J. Kearns
     Vincent R. McLean              C. Oscar Morong, Jr.
     James H. Scott

                             OFFICERS OF THE FUND
                             --------------------

     Lorraine Truten, President     Richard J. Shoch, Secretary
     James A. Gallo, Vice President John H. Grady, Jr., Assistant
      & Treasurer                    Secretary

In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 31, 2000, as revised September 21, 2000, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") which contain additional information about each portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund's performance during the last fiscal year.

You may obtain the SAI and Shareholder Reports, without charge, by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

            MAS FUNDS

            ONE TOWER BRIDGE, WEST CONSHOHOCKEN, PA 19428-0868.
            FOR SHAREHOLDER INQUIRIES, CALL CLIENT SERVICES AT 1-800-354-8185. PRICES AND INVESTMENT RESULTS ARE AVAILABLE AT 1-800-522-1525.

   MORGAN STANLEY DEAN WITTER                             904-PROMAS ADVSCG-1100
   --------------------------                            ONE TOWER BRIDGE . WEST
   INVESTMENT MANAGEMENT                                  CONSHOHOCKEN, PA 19428